Party‑in‑Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
EBP, Related Party and Party-in-Interest Transactions	Party‑in‑Interest Transactions
Voya Financial is the Trustee and recordkeeper for the Plan. Each fund within the Plan has its own investment manager. The transfer of assets, as well as the recordkeeping functions of the Plan qualify as party-in-interest transactions. Additionally, the Company provided personnel and administrative functions for the Plan at no charge to the Plan. The Plan also holds shares of DaVita Inc. Common Stock, which qualifies as party-in-interest transactions under the provisions of ERISA. During the year ended December 31, 2025, the Plan made purchases of approximately $6,807 and sales of approximately $11,831 of DaVita Inc. Common Stock. State Street Corporation is the custodian of the shares held in the DaVita Stock Fund.